Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002

I, Jodi Taylor, Chief Financial Officer of The Container Store Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes‑Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Annual Report on Form 10‑K of the Company for the period ended March 28, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 17, 2020	/s/ Jodi L. Taylor

Jodi L. Taylor
Chief Financial Officer and Chief
Administrative Officer